SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004



                                    FORM 8-K
                        CURRENT REPORT PURSUANT TO SECTION 13 OF
                          THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (date of earliest event reported): March 5, 2001


                                Aehr Test Systems
             (Exact name of Registrant as specified in its chapter)




          California                    000-22893             94-2424084
(State or other jurisdiction of  [Commission File Number]  (I.R.S. Employer
incorporation or organization)                           Identification Number)



                                400 Kato Terrace
                                Fremont, CA 94539
                     (Address of principal executive offices)

                                  510-623-9400
               (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
        On March 5, 2001, Aehr Test Systems issued a press release announcing that the Board of Directors of Aehr Test Systems approved the adoption of a Preferred Shares Rights Agreement. The press release is attached as Exhibit 99 to this Form 8-K.
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
        (c)  Exhibits.
             Exhibit 99   Aehr Test Systems Press Release issued March 5, 2001.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act or 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Aehr Test Systems
                                                (Registrant)


Date:  March 5, 2001

                                          By:   /S/ GARY L. LARSON
                                               -------------------------
                                          Gary L. Larson
                                          Vice President of Finance and
                                          Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit
Number
-------

99     Aehr Test Systems Press Release issued March 5, 2001.